UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      December 30, 2015

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                      Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment No. 4 to Convertible Loan Agreement. On December 30, 2015, Hickok Incorporated (the "Company") and Roundball LLC, an Ohio limited liability company ("Roundball"), entered into Amendment No. 4 ("Amendment No. 4") which modifies that certain Convertible Loan Agreement (the "Convertible Loan Agreement"), dated December 30, 2011, between the Company, Roundball, and the Aplin Family, and solely with respect to Section 3 thereof, Robert L. Bauman.

Under the terms of the original Convertible Loan Agreement, Roundball was provided with the right, exercisable at its option, to cause the Company to borrow up to $466,879.88 from Roundball (the "Roundball Option"). Amendment No. 1 to the Convertible Loan Agreement provided the Company with the right to cause Roundball to lend up to $250,000 to it, less any amounts outstanding under the Roundball Option (the "Borrower Option") under a convertible note to Roundball (the "Borrower Option Note") on the terms and conditions applicable to any borrowings that may be made under the terms of the Convertible Loan Agreement pursuant to the exercise of the Roundball Option. Both the Roundball Option and the Borrower Option were set to expire on December 30, 2015 pursuant to Amendment No. 3 to the Convertible Loan Agreement.

The description of the Convertible Loan Agreement, including Amendment No. 1,  Amendment No. 2, and Amendment No. 3 thereto, set forth in the Company's Reports on Form 8-K dated December 30, 2011, December 30, 2012, December 30, 2013, and December 31, 2014, respectively, are incorporated herein by reference.

Amendment No. 4 amends the existing Convertible Loan Agreement to, among other things, (i) extend the Roundball Option to December 30, 2016, and (ii) extend the Borrower Option to December 30, 2016. The maturity date for any convertible notes issued pursuant to the Convertible Loan Agreement, as amended, is December 30, 2016.

On December 30, 2015, in partial consideration for Amendment No. 4, the Company and Roundball entered into Amendment No. 1 to Warrant Agreement (the "Warrant Agreement Amendment") which modifies that certain Warrant Agreement (the "Warrant Agreement"), dated  December 30, 2012, whereby the Company issued a warrant to Roundball to purchase, at its option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share, subject to certain anti-dilution and other adjustments.  The Warrant Agreement Amendment amends the Warrant Agreement by extending the expiration date for exercising such warrants from December 30, 2015 to December 30, 2016.

Roundball is an affiliate of Steven Rosen and Matthew Crawford, who are directors of the Company. The foregoing descriptions of Amendment No. 4 and the Warrant Agreement Amendment are qualified in their entirety by reference to the copies thereof which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

As described in Item 1.01, the Company (i) extended the maturity dates of the Roundball Option and Borrower Option to December 30, 2016, and (ii) extended the expiration date of the warrants issued to Roundball  under the Warrant Agreement to December 30, 2016 (collectively, the "Offering"). If both the Roundball Option and Borrower Option are exercised by Roundball and the Company in their full amounts, respectively, then a maximum of 252,367 conversion shares may be issued in exchange for $466,879.88 of indebtedness under such convertible notes. If all the warrants under the Warrant Agreement are exercised, then a maximum of 100,000 Class A Common Shares will be issued in the amount of $250,000.

The securities issued by the Company under the Offering are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). This exemption was relied upon due to the fact that the transaction does not involve a public offering. The terms of the Warrant Agreement, as amended, and Roundball's conversion rights with respect to Amendment No. 4 and are set forth in Item 1.01, which description is hereby incorporated by reference in this Item 3.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Amendment No. 4 to Convertible Loan Agreement, dated December 30, 2015, among the Company and Roundball.
10.2	Amendment No. 1 to Warrant Agreement, dated December 30, 2015, among the Company and roundball.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    December 30, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amendment No. 4 to Convertible Loan Agreement, dated December 30, 2015, among the Company and Roundball.
10.2	Amendment No. 1 to Warrant Agreement, dated December 30, 2015, among the Company and roundball.